NON-COMPETITION AGREEMENT


         NON-COMPETITION AGREEMENT, dated as of January 2, 2002, by and between eB2B Commerce, Inc., a New Jersey corporation (the "Company"), with its principal place of business at 757 Third Avenue, New York, New York 10017, and Michael Dodier (the "Stockholder"), with a principal place of business at 665 Broadway, New York, New York 10012.

                              W I T N E S S E T H:
                               - - - - - - - - - -

         WHEREAS, the Company is acquiring Bac-Tech Systems, Inc., a New York corporation ("Bac-Tech"), pursuant to the terms of an Agreement and Plan of Merger, dated January 2, 2002 (the "Merger Agreement"), by and among the Company, Bac-Tech, Stockholder and Robert Bacchi; and

         WHEREAS, as a condition to the obligations of the Company to consummate the transactions contemplated by the Merger Agreement, Stockholder and the Company shall have executed and delivered this Agreement to the Company.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

         1. DEFINED TERMS. Except as otherwise defined herein, the terms defined in the Merger Agreement are used herein with their defined meanings.

         2.     NON-COMPETE.

                (a) Stockholder agrees that for a period of four (4) years from and after the date hereof (the "Term"), Stockholder shall not, directly or indirectly, or through any other person, firm or corporation:

                    (i) compete with or "participate in" any other business or organization in the Territory (as defined in paragraph (b) below) which during the Term competes with the Company . The term "participate in" shall mean: "directly or indirectly, for his own benefit or for, with, or through any other person, firm, or corporation, own, manage, operate, control, loan money to, or participate in the ownership, management, operation, or control of, or be connected as a director, officer, employee, partner, consultant, agent or independent contractor, or acquiesce in the use of his name." Notwithstanding the foregoing, it shall not be a breach of the provisions of this Section 2(a)(i) if, during or after the Term, Stockholder is a passive investor in any publicly held entity and Stockholder owns three (3%) percent or less of the equity interests therein; or

                    (ii) recruit, contract or hire any employee of the Company, or otherwise induce such employee to leave or terminate his or her employment with the Company, to become an employee of or otherwise be associated with Stockholder or any company or business with which Stockholder, directly or indirectly, is or may become associated with, or competes with

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the business of the Company.

                (b) For purposes of this Agreement, the term "Territory" shall mean North America and any other jurisdiction where Stockholder conducted business similar to that of the business of the Company.

         3. NON-PAYMENT BY THE COMPANY. This Agreement shall terminate in the event that (i) the Company fails in any material respect to pay the Stockholder his Base Salary (as such term is defined in the Employment Agreement, dated the date hereof, between the Company and Stockholder) within one month after the date due, (ii) the Company fails to pay the principal or interest on the Note issued by the Company to Stockholder on the date hereof and would constitute an "Event of Default" under the Security Agreement, or (iii) the Company fails to pay within 30 days after the due date, the Additional Payouts described in
Section 1.10 of the Merger Agreement.

         4. CONFIDENTIAL INFORMATION.

            (a) Stockholder agrees that all Confidential Information (as defined below) will be kept confidential and shall not, without the prior written consent of the Company, be disclosed by him in any manner whatsoever, in whole or in part, except as may be required by law or judicial order or as may be required by a party hereto to enforce its rights hereunder.

            (b) Stockholder agrees to use reasonable business precautions to keep confidential the Confidential Information, and in this regard provide no less protection than the safeguards presently used by him to maintain the confidentiality of his own Confidential Information.

            (c) Nothwithstanding anything in this Agreement to the contrary, to the extent that the security interest granted to Stockholder in and to the Intellectual Property Assets (as defined in the Security Agreement between the Company, Stockholder and another party of even date herewith (the "Security Agreement")) reverts to Stockholder pursuant to the terms of the Security Agreement or the Merger Agreement, Stockholder shall be permitted to utilize such Confidential Information as it relates specifically to the Intellectual Property Assets.

            (d) For the purposes of this Agreement, "Confidential
Information" shall mean all information relating to the business of the Company of a commercial, financial, technical or non-technical nature, including without limitation, customer lists, financial statements, contracts and employee compensation. Confidential Information shall not include: (i) information which at the time of the disclosure is, or subsequently becomes, generally part of the public domain through no breach of the terms hereof by either party to this Agreement; or (ii) information which is lawfully acquired from a third party who did not breach a confidential obligation by disclosing the same to Stockholder; or (iii) information which was known by the party receiving the information prior to the date of this Agreement, provided prompt notice thereof is given to the disclosing party. To the extent not inconsistent with this Section 4, the Mutual Non-Use and Non-Disclosure Agreement, dated June 19, 2001, between Bac-Tech and the Company shall remain in effect.

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         5. SPECIFIC PERFORMANCE. Stockholder acknowledges that there may be no adequate remedy at law for a breach of this Agreement and that money damages may not be an adequate remedy for breach of this Agreement. Therefore, the parties agree that the Company shall have the right, in addition to any other rights it may have, to injunctive relief and specific performance of this Agreement in the event of any breach hereof. Any remedies the Company may have shall be cumulative and the remedy set forth above shall in no way limit any other remedy the Company has at law, in equity or pursuant hereto.

         6. REPRESENTATIONS AND WARRANTIES. Stockholder hereby represents and warrants that he has full power and authority to enter into this Agreement and this Agreement constitutes the valid and legally binding obligation of Stockholder enforceable against Stockholder in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency and other similar laws of general application affecting the rights of creditors and by general equitable principles.

         7. NO WAIVER; CUMULATIVE REMEDIES. This Agreement may not be amended, modified, superseded, or canceled, and terms and conditions hereof may not be waived, except by a written instrument signed by the parties hereto or, in the case of a waiver, by the party waiving compliance. The Company shall not by any act, delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of the Company, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof of the exercise of any other right, power or privilege. A waiver by the Company of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Company would otherwise have on any future occasion.

         8. GOVERNING LAW. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York (without giving regard to any conflicts of law principles for such state). The parties hereby irrevocable and unconditionally consent to submit to the jurisdiction of the federal and state courts of the State of New York for any actions, suits or proceeding arising out of or relating to this Agreement and the parties agree not to commence any such action, suit or proceeding except in such courts. The parties further agree that service of any process, summons, notice or document by U.S. registered mail to its address set forth herein shall be effective service of process for any action, suit, or proceeding brought against it in such court. The parties hereby irrevocably and unconditionally waive and agree not to raise any objection, including any objection based on forum non conveniens, to the laying of venue of any action, suit or proceeding arising out of this Agreement in the federal or state courts of the State of New York.

         9. NOTICES. All notices, requests, demands or other communications provided for herein shall be in writing and shall be deemed to have been given when received if personally delivered or sent by (i) registered or certified mail, return receipt requested, (ii) nationally recognized overnight courier service or (iii) facsimile transmission electronically confirmed addressed to the parties at their addresses set forth above or to such other person or address as

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either party shall designate to the other from time to time in writing forwarded in like manner.

         10. MISCELLANEOUS.

             (a) This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective legal successors and permitted assigns. This Agreement shall not be assignable, except that the Company shall have the right to assign this Agreement to any of its affiliates or to a successor in interest to its business.

             (b) This Agreement contains the entire agreement and understanding of the parties hereto with respect to the matters herein and supersedes any other agreement, except as referenced herein, whether written or oral, relating to the matters contemplated hereby.

             (c) If any term, condition or provision of this Agreement shall be declared, to any extent, invalid or unenforceable, the remainder of the Agreement, other than the term, condition or provision held invalid or unenforceable, shall not be affected thereby and shall be considered in full force and effect and shall be valid and be enforced to the fullest extent permitted by law. It is the intention of the parties that if any of the restrictions or covenants contained herein is held to cover a geographic area or to be for a length of time which is not permitted by applicable law, or in any way construed to be too broad or to any extent invalid, such provision shall not be construed to be null, void and of no effect, but to the extent such provision would be valid or enforceable under applicable law, a court of competent jurisdiction shall construe and interpret or reform this Agreement to provide for a covenant having the maximum enforceable geographic area, time period and other provisions as shall be valid and enforceable under such applicable law.

             (d) The captions set forth in this Agreement are used solely for convenience of reference and shall not control or affect the meaning or interpretation of any of the provisions.

             (e) This Agreement may be signed in any number of counterparts each of which shall be deemed an original and all of which shall constitute one agreement.

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         IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written.



                                        EB2B COMMERCE, INC.


                                        By:          /s/ Richard S. Cohan
                                            ------------------------------------
                                        Name:   Richard S. Cohan
                                        Title:  CEO

                                                    /s/ Michael Dodier
                                        ----------------------------------------
                                        Michael Dodier


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